Exhibit 99.2

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Twelve Months Ended December 31, 2013 and 2012

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8
Net Operating Income Growth for Comparable Properties (Including Pro-Rata Share of Unconsolidated Properties)	Page 9

Balance Sheet Data:
Consolidated Balance Sheets	Page 10
Market Capitalization and Debt Covenant Requirements	Page 11
Consolidated Debt Schedule	Page 12
Total Debt Maturities Schedule (Consolidated and Pro-Rata Share of Unconsolidated Debt)	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Mall Portfolio Statistics by Asset Category	Page 16
Summary of Significant Tenants	Page 17
Top 10 Regional Mall Tenants	Page 18
Lease Expiration Schedule	Page 19

Development Activity:
Capital Expenditures	Page 20
Development Activity	Page 21

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended December 31,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 3)	$61,308	$60	$61,368	$53,449	$107	$53,556
Percentage rents	4,349	—	4,349	3,706	(1)	3,705
Tenant reimbursements	30,544	18	30,562	26,619	3	26,622
Other (see components on page 3)	6,607	—	6,607	7,913	1	7,914
Total Revenues	102,808	78	102,886	91,687	110	91,797
Expenses:
Property operating expenses	(22,848)	(43)	(22,891)	(19,457)	(33)	(19,490)
Real estate taxes	(11,823)	(16)	(11,839)	(10,559)	(69)	(10,628)
Total recoverable expenses	(34,671)	(59)	(34,730)	(30,016)	(102)	(30,118)
Provision for doubtful accounts	(684)	34	(650)	(645)	335	(310)
Other operating expenses (see components on page 4)	(3,450)	(21)	(3,471)	(4,763)	(15)	(4,778)
Real estate depreciation and amortization	(31,333)	(12)	(31,345)	(26,088)	(36)	(26,124)
Non-real estate depreciation and amortization	(664)	—	(664)	(536)	—	(536)
General and administrative	(7,622)	—	(7,622)	(6,155)	(7)	(6,162)
Impairment loss	—	—	—	(18,477)	—	(18,477)
Total Expenses	(78,424)	(58)	(78,482)	(86,680)	175	(86,505)
Operating Income	24,384	20	24,404	5,007	285	5,292
Interest expense, net	(22,428)	(18)	(22,446)	(17,434)	(50)	(17,484)
Loan fee amortization	(872)	(1)	(873)	(950)	(5)	(955)
Equity in loss of unconsolidated real estate entities, net	(44,992)	—	(44,992)	(5,459)	—	(5,459)
Loss from continuing operations	(43,908)	1	(43,907)	(18,836)	230	(18,606)
Discontinued Operations:
Income from operations	1	(1)	—	230	(230)	—
Net loss	(43,907)	—	(43,907)	(18,606)	—	(18,606)
Allocation to noncontrolling interests	783	—	783	416	—	416
Net loss attributable to Glimcher Realty Trust	(43,124)	—	(43,124)	(18,190)	—	(18,190)
Preferred share dividends	(5,894)	—	(5,894)	(6,090)	—	(6,090)
Net loss to common shareholders	$(49,018)	$—	$(49,018)	$(24,280)	$—	$(24,280)

Note: Pre ASC-205 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Twelve Months Ended December 31,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 3)	$233,200	$269	$233,469	$195,961	$248	$196,209
Percentage rents	11,563	—	11,563	9,815	(1)	9,814
Tenant reimbursements	112,019	77	112,096	96,346	32	96,378
Outparcel sale	4,435	3,320	7,755	760	6,650	7,410
Other (see components on page 3)	20,598	2	20,600	22,952	1	22,953
Total Revenues	381,815	3,668	385,483	325,834	6,930	332,764
Expenses:
Property operating expenses	(82,339)	(111)	(82,450)	(70,900)	(40)	(70,940)
Real estate taxes	(44,704)	(57)	(44,761)	(39,200)	(111)	(39,311)
Total recoverable expenses	(127,043)	(168)	(127,211)	(110,100)	(151)	(110,251)
Provision for doubtful accounts	(2,799)	192	(2,607)	(6,063)	204	(5,859)
Other operating expenses (see components on page 4)	(16,935)	(67)	(17,002)	(18,460)	(103)	(18,563)
Costs related to the sale of outparcels	(4,089)	(2,815)	(6,904)	(199)	(5,232)	(5,431)
Real estate depreciation and amortization	(112,343)	(198)	(112,541)	(94,849)	(577)	(95,426)
Non-real estate depreciation and amortization	(2,602)	—	(2,602)	(2,075)	—	(2,075)
General and administrative	(28,310)	—	(28,310)	(23,688)	(23)	(23,711)
Impairment loss	—	—	—	(18,477)	—	(18,477)
Total Expenses	(294,121)	(3,056)	(297,177)	(273,911)	(5,882)	(279,793)
Operating Income	87,694	612	88,306	51,923	1,048	52,971
Gain on remeasurement of equity method investments	19,227	—	19,227	25,068	—	25,068
Interest expense, net	(76,781)	(88)	(76,869)	(66,609)	(90)	(66,699)
Loan fee amortization	(3,516)	(12)	(3,528)	(3,887)	(8)	(3,895)
Equity in loss of unconsolidated real estate entities, net	(31,811)	—	(31,811)	(10,127)	—	(10,127)
Loss from continuing operations	(5,187)	512	(4,675)	(3,632)	950	(2,682)
Discontinued Operations:
Income from operations	512	(512)	—	950	(950)	—
Net loss	(4,675)	—	(4,675)	(2,682)	—	(2,682)
Allocation to noncontrolling interests	525	—	525	601	—	601
Net loss attributable to Glimcher Realty Trust	(4,150)	—	(4,150)	(2,081)	—	(2,081)
Preferred share dividends	(24,415)	—	(24,415)	(24,969)	—	(24,969)
Write-off related to preferred share redemptions	(9,426)	—	(9,426)	(3,446)	—	(3,446)
Net loss to common shareholders	$(37,991)	$—	$(37,991)	$(30,496)	$—	$(30,496)

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF MINIMUM RENTS AND OTHER REVENUE
(in thousands)

	Three Months Ended December 31,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$60,719	$62	$60,781	$52,808	$96	$52,904
Termination income	118	—	118	(14)	—	(14)
Straight-line rents	471	(2)	469	655	11	666
Total Minimum Rents	$61,308	$60	$61,368	$53,449	$107	$53,556
Components of Other Revenue:
Fee and service income	$262	$—	$262	$1,939	$—	$1,939
Specialty leasing and sponsorship income	5,047	—	5,047	4,424	—	4,424
Other	1,298	—	1,298	1,550	1	1,551
Total Other Revenue	$6,607	$—	$6,607	$7,913	$1	$7,914

	Twelve Months Ended December 31,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$226,565	$271	$226,836	$192,453	$350	$192,803
Termination income	3,018	117	3,135	706	—	706
Straight-line rents	3,617	(119)	3,498	2,802	(102)	2,700
Total Minimum Rents	$233,200	$269	$233,469	$195,961	$248	$196,209
Components of Other Revenue:
Fee and service income	$4,240	$—	$4,240	$7,886	$—	$7,886
Specialty leasing and sponsorship income	12,502	—	12,502	10,988	—	10,988
Other	3,856	2	3,858	4,078	1	4,079
Total Other Revenue	$20,598	$2	$20,600	$22,952	$1	$22,953

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF OTHER OPERATING EXPENSES
(in thousands)

	Three Months Ended December 31,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Other Operating Expenses:
Cost of providing services to unconsolidated real estate entities	$95	$—	$95	$1,044	$—	$1,044
Discontinued development write-offs	—	—	—	14	—	14
Specialty leasing costs	455	—	455	501	—	501
Ground lease expense	2,132	—	2,132	2,185	—	2,185
Other	768	21	789	1,019	15	1,034
Total Other Operating Expenses	$3,450	$21	$3,471	$4,763	$15	$4,778

	Twelve Months Ended December 31,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Other Operating Expenses:
Cost of providing services to unconsolidated real estate entities	$2,285	$—	$2,285	$4,255	$—	$4,255
Discontinued development write-offs	122	—	122	3,359	—	3,359
Specialty leasing costs	1,950	—	1,950	2,010	—	2,010
Ground lease expense	8,547	—	8,547	5,381	—	5,381
Other	4,031	67	4,098	3,455	103	3,558
Total Other Operating Expenses	$16,935	$67	$17,002	$18,460	$103	$18,563

Note: Pre ASC-205 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended December 31, 2013		For the Three Months Ended December 31, 2012
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$5,622	$2,902	$20,325	$9,024
Operating expenses	(3,297)	(1,702)	(9,009)	(4,052)
Net operating income	2,325	1,200	11,316	4,972
Depreciation and amortization	(1,331)	(690)	(5,207)	(2,264)
Other expenses, net	(71)	(29)	(97)	(39)
Interest expense, net	(784)	(407)	(4,076)	(1,772)
Impairment loss (1)	(86,661)	(45,064)	(12,216)	(6,352)
Net loss	(86,522)	(44,990)	(10,280)	(5,455)
Preferred dividend	(4)	(2)	(8)	(4)
Net loss to partnership	$(86,526)	$(44,992)	$(10,288)	$(5,459)
GPLP's share of loss from investment in unconsolidated entities	$(44,992)		$(5,459)

	For the Twelve Months Ended December 31, 2013		For the Twelve Months Ended December 31, 2012
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$48,131	$22,226	$93,732	$37,641
Operating expenses	(24,514)	(11,626)	(45,001)	(17,960)
Net operating income	23,617	10,600	48,731	19,681
Depreciation and amortization	(12,967)	(5,599)	(26,025)	(10,170)
Other expenses, net	(223)	(95)	(439)	(181)
Interest expense, net	(9,126)	(4,098)	(18,392)	(7,244)
Gain on the sale of properties (2)	25,615	12,455	—	—
Impairment loss (1)	(86,661)	(45,064)	(23,575)	(12,197)
Net loss	(59,745)	(31,801)	(19,700)	(10,111)
Preferred dividend	(20)	(10)	(31)	(16)
Net loss to partnership	$(59,765)	$(31,811)	$(19,731)	$(10,127)
GPLP's share of loss from investment in unconsolidated entities	$(31,811)		$(10,127)

(1) Impairment loss for the three months ended December 31, 2013 and 2012 relates to Puente Hills Mall and Tulsa Promenade, respectively. The impairment loss for the twelve months ended December 31, 2013 relates to Puente Hills Mall and the impairment loss for the twelve months ended December 31, 2012 relates to Town Square at Surprise and Tulsa Promenade.
(2) Gain on sale of properties for the twelve months ended December 31, 2013 relates to the sale of both Lloyd Center and Tulsa Promenade, including $13,250 of debt extinguishment for Tulsa Promenade.

CALCULATION OF FUNDS FROM OPERATIONS
AND FFO PAYOUT RATIO
(in thousands, except per share data)

	2013					2012
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Funds from Operations ("FFO"):
Net (loss) income to common shareholders	$(13,911)	$29,916	$(4,978)	$(49,018)	$(37,991)	$(11,356)	$15,503	$(10,363)	$(24,280)	$(30,496)
Real estate depreciation and amortization	26,239	26,025	28,932	31,345	112,541	19,054	21,855	28,393	26,124	95,426
Pro-rata share of unconsolidated entity impairment loss	—	—	—	45,064	45,064	3,932	1,550	363	6,352	12,197
Pro-rata share of joint venture gain on the sale of assets, net	—	(5,565)	—	—	(5,565)	—	—	—	—	—
Pro-rata share of joint venture depreciation	2,223	1,755	819	663	5,460	3,106	2,498	2,242	2,236	10,082
Noncontrolling interest in operating partnership	(222)	453	(76)	(774)	(619)	(263)	274	(171)	(394)	(554)
Gain on the remeasurement of equity method investments	—	(19,227)	—	—	(19,227)	—	(25,068)	—	—	(25,068)
Impairment loss on depreciable real estate assets	—	—	—	—	—	—	—	—	18,477	18,477
FFO	$14,329	$33,357	$24,697	$27,280	$99,663	$14,473	$16,612	$20,464	$28,515	$80,064
Adjusted Funds from Operations:
FFO	$14,329	$33,357	$24,697	$27,280	$99,663	$14,473	$16,612	$20,464	$28,515	$80,064
Add back: write down of Tulsa Promenade note receivable	—	—	—	—	—	3,322	—	—	—	3,322
Add back: write-off related to preferred share redemptions	9,266	160	—	—	9,426	—	—	3,446	—	3,446
Add back: write-off of pre-development costs associated with a project located in Panama City Beach, Florida	—	—	—	—	—	—	3,193	—	—	3,193
Add back: write-off of defeasance costs	—	—	—	2,387	2,387	—	—	—	—	—
Less: pro-rata share of joint venture debt extinguishment	—	(6,890)	—	—	(6,890)	—	—	—	—	—
Adjusted Funds from Operations	$23,595	$26,627	$24,697	$29,667	$104,586	$17,795	$19,805	$23,910	$28,515	$90,025
Weighted average common shares outstanding - diluted (1)	146,301	147,420	147,894	147,904	147,384	120,693	142,833	143,562	145,392	138,151
FFO per diluted share	$0.10	$0.23	$0.17	$0.18	$0.68	$0.12	$0.12	$0.14	$0.20	$0.58
Total adjustments	0.06	(0.05)	—	0.02	0.03	0.03	0.02	0.02	—	0.07
Adjusted FFO per diluted share	$0.16	$0.18	$0.17	$0.20	$0.71	$0.15	$0.14	$0.17	$0.20	$0.65

	2013					2012
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	62.0%	55.4%	59.9%	49.9%	56.4%	67.8%	72.1%	60.0%	50.9%	61.4%

	2013					2012
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties:
Deferred leasing costs	$1,514	$1,747	$1,533	$1,732	$6,526	$1,315	$1,591	$1,318	$1,418	$5,642
Straight-line adjustment as an increase to minimum rents (continuing and discontinued operations)	$1,177	$868	$985	$469	$3,499	$605	$796	$633	$666	$2,700
Straight-line and fair market value adjustment for ground lease expense recorded as an increase to other operating expense	$860	$860	$860	$860	$3,440	$—	$562	$969	$829	$2,360
Fair value of debt amortized as a decrease (increase) to interest expense	$348	$348	$348	$348	$1,392	$(65)	$127	$431	$348	$841
Intangible and inducement amortization as a net increase to base rents (continuing and discontinued operations)	$1,209	$1,373	$1,484	$1,762	$5,828	$6	$709	$1,835	$584	$3,134
Discontinued development write-offs	$122	$—	$—	$—	$122	$126	$3,219	$—	$14	$3,359

(1) Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2013					2012
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Unconsolidated Entities Funds from Operations:
Net income (loss) to partnership	$687	$26,344	$(270)	$(86,526)	$(59,765)	$(7,272)	$(2,180)	$9	$(10,288)	$(19,731)
Real estate depreciation and amortization	5,255	4,728	1,612	1,290	12,885	9,225	6,295	5,206	5,184	25,910
Gain on sale of properties, net	—	(12,365)	—	—	(12,365)	—	—	—	—	—
Impairment loss	—	—	—	86,661	86,661	7,562	3,100	697	12,216	23,575
FFO	$5,942	$18,707	$1,342	$1,425	$27,416	$9,515	$7,215	$5,912	$7,112	$29,754
Pro-rata share of unconsolidated entities funds from operations	$2,602	$9,198	$707	$740	$13,247	$3,564	$2,937	$2,541	$3,147	$12,189

	2013					2012
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities):
Straight-line adjustment as an increase (decrease) to base rent	$55	$14	$26	$(57)	$38	$6	$(120)	$17	$1	$(96)
Intangible amortization as an increase to minimum rents	$122	$117	$66	$63	$368	$340	$244	$154	$142	$880
Straight-line adjustment - ground lease expense	$—	$—	$—	$—	$—	$(127)	$(51)	$—	$—	$(178)
Gain on extinguishment of debt	$—	$6,890	$—	$—	$6,890	$—	$—	$—	$—	$—
Loan fee amortization	$(126)	$(120)	$(27)	$(27)	$(300)	$(76)	$(44)	$(150)	$(172)	$(442)

EBITDA, OPERATING RATIOS AND EARNINGS PER SHARE
(dollars and shares in thousands)

	2013					2012
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Calculation of EBITDA:
Net income (loss) attributable to Glimcher Realty Trust	$1,514	$36,543	$917	$(43,124)	$(4,150)	$(5,219)	$21,640	$(312)	$(18,190)	$(2,081)
Interest expense (continuing and discontinued operations)	17,688	17,759	18,993	22,464	76,904	15,703	16,479	17,102	17,488	66,772
Loan fee amortization (continuing and discontinued operations)	1,057	802	796	873	3,528	985	898	1,057	955	3,895
Taxes (continuing and discontinued operations)	205	262	235	268	970	237	232	243	281	993
Depreciation and amortization (continuing and discontinued operations)	26,788	26,588	29,758	32,009	115,143	19,576	22,362	28,903	26,660	97,501
EBITDA	47,252	81,954	50,699	12,490	192,395	31,282	61,611	46,993	27,194	167,080
Allocation to noncontrolling interests	(222)	453	(76)	(774)	(619)	(263)	274	(171)	(394)	(554)
Adjustment for consolidated joint venture	(87)	(35)	(33)	(21)	(176)	—	—	(54)	(62)	(116)
EBITDA adjustments related to pro-rata share of unconsolidated entities, net	4,058	(9,086)	1,247	46,192	42,411	9,073	5,802	4,486	10,431	29,792
Impairment loss	—	—	—	—	—	—	—	—	18,477	18,477
Add back: write down of Tulsa Promenade note receivable	—	—	—	—	—	3,322	—	—	—	3,322
Add back: write-off of pre-development costs associated with a project located in Panama City Beach, Florida	—	—	—	—	—	—	3,193	—	—	3,193
Gain on remeasurement of equity method investments	—	(19,227)	—	—	(19,227)	—	(25,068)	—	—	(25,068)
Adjusted EBITDA	$51,001	$54,059	$51,837	$57,887	$214,784	$43,414	$45,812	$51,254	$55,646	$196,126
Operating Ratios:
General and administrative / Total revenues	7.5%	7.2%	7.3%	7.4%	7.4%	7.9%	7.8%	6.9%	6.7%	7.3%
Tenant reimbursements / (Real estate taxes + property operating expenses)	88.8%	87.5%	88.4%	88.1%	88.2%	87.7%	86.7%	86.8%	88.6%	87.5%
Earnings per Share:
Weighted average common shares outstanding - basic	143,408	144,532	145,043	145,067	144,519	117,517	139,832	140,641	142,478	135,152
Weighted average common shares outstanding - diluted	145,716	147,420	147,250	147,313	146,765	120,271	142,833	142,964	144,799	137,624
(Loss) earnings per share - basic	$(0.10)	$0.21	$(0.03)	$(0.34)	$(0.26)	$(0.10)	$0.11	$(0.07)	$(0.17)	$(0.23)
(Loss) earnings per share - diluted	$(0.10)	$0.21	$(0.03)	$(0.34)	$(0.26)	$(0.10)	$0.11	$(0.07)	$(0.17)	$(0.23)

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
(INCLUDING PRO-RATA SHARE OF UNCONSOLIDATED PROPERTIES)
(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2013	2012	Variance	2013	2012	Variance

Operating Income (continuing operations)	$24,384	$5,007	$19,377	$87,694	$51,923	$35,771

Depreciation and amortization	31,997	26,624	5,373	114,945	96,924	18,021
General and administrative	7,622	6,155	1,467	28,310	23,688	4,622
Proportionate share of unconsolidated joint venture comparable NOI	2,282	2,594	(312)	7,404	19,440	(12,036)
Non-comparable Properties (1)	(7,317)	(2,500)	(4,817)	(16,209)	(6,400)	(9,809)
Termination and outparcel net income	(118)	14	(132)	(3,364)	(1,267)	(2,097)
Straight line rents	(471)	(655)	184	(3,617)	(2,802)	(815)
Non-cash ground lease adjustments	3,193	3,162	31	5,920	4,131	1,789
Non-recurring, non-cash items (2)	—	18,477	(18,477)	—	21,799	(21,799)
Above/below market lease amortization	(1,891)	(1,189)	(702)	(6,384)	(4,160)	(2,224)
Fee income	(262)	(1,011)	749	(2,398)	(4,179)	1,781
Other (3)	(22)	792	(814)	920	5,015	(4,095)

Comparable NOI	$59,397	$57,470	$1,927	$213,221	$204,112	$9,109

Comparable NOI percentage change			3.4%			4.5%

(1) Amounts include Community Centers and non-comparable mall properties.
(2) Amount includes impairment and write down of Tulsa note receivable.
(3) Other adjustments include discontinued developments costs, non-property income and expenses, and other non-recurring income or expenses.

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2013				2012
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Assets:
Land	$348,365	$394,451	$395,051	$401,325	$338,543
Buildings, improvements and equipment	2,458,210	2,592,069	2,620,930	2,729,775	2,361,077
Developments in progress	90,871	105,471	104,825	53,992	75,748
	2,897,446	3,091,991	3,120,806	3,185,092	2,775,368
Less accumulated depreciation	732,360	749,552	774,555	801,654	710,042
Property and equipment, net	2,165,086	2,342,439	2,346,251	2,383,438	2,065,326

Deferred leasing costs, net	30,966	31,642	32,544	35,388	30,944
Real estate assets held-for-sale	4,056	—	3,658	5,667	4,056
Investment in, and advances to, unconsolidated real estate entities	86,997	71,781	71,578	30,428	86,702
Investment in real estate, net	2,287,105	2,445,862	2,454,031	2,454,921	2,187,028

Cash and cash equivalents	75,356	19,625	17,623	59,614	17,489
Non-real estate assets associated with properties held-for-sale	—	—	—	51	—
Restricted cash	17,346	31,488	36,349	33,674	22,043
Tenant accounts receivable, net	29,700	32,154	31,778	37,062	31,793
Deferred expenses, net	17,768	16,561	23,199	17,457	17,642
Prepaid and other assets	57,605	51,705	54,461	55,230	53,412
Total Assets	$2,484,880	$2,597,395	$2,617,441	$2,658,009	$2,329,407
Liabilities, Redeemable Noncontrolling Interests, and Equity:
Mortgage notes payable	$1,519,730	$1,630,438	$1,626,496	$1,846,573	$1,399,774
Mortgage note payable associated with property held-for-sale	—	—	—	1,330	—
Notes payable	45,000	95,000	123,000	—	85,000
Other liabilities associated with assets held-for-sale	100	—	7	89	132
Accounts payable and accrued expenses	107,858	122,395	135,867	136,670	112,630
Distributions payable	20,491	20,369	20,055	20,081	20,314
Total Liabilities	1,693,179	1,868,202	1,905,425	2,004,743	1,617,850

Redeemable noncontrolling interests	—	—	—	1,886	—

Equity:
Series G cumulative preferred shares	199,725	109,868	109,868	109,868	192,412
Series H cumulative preferred shares	96,466	96,466	96,466	96,466	96,466
Series I cumulative preferred shares	86,771	91,614	91,600	91,591	—
Common shares of beneficial interest	1,442	1,449	1,451	1,451	1,431
Additional paid-in capital	1,278,615	1,285,504	1,288,163	1,289,097	1,264,104
Distributions in excess of accumulated earnings	(881,855)	(866,432)	(885,916)	(949,442)	(853,530)
Accumulated other comprehensive loss	(1,231)	(1,051)	(1,085)	(1,022)	(1,284)
Total Glimcher Realty Trust Shareholders' Equity	779,933	717,418	700,547	638,009	699,599
Noncontrolling interests	11,768	11,775	11,469	13,371	11,958
Total equity	791,701	729,193	712,016	651,380	711,557
Total Liabilities, Redeemable Noncontrolling Interests, and Equity	$2,484,880	$2,597,395	$2,617,441	$2,658,009	$2,329,407

MARKET CAPITALIZATION AND DEBT COVENANT REQUIREMENTS
(dollars and shares in thousands, except per share price)

	2013				2012
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31
Share price (end of period)	$11.60	$10.92	$9.75	$9.36	$10.22	$10.22	$10.57	$11.09
Market Capitalization Ratio:
Common shares outstanding	144,143	144,934	145,058	145,075	139,439	140,124	142,011	143,090
Operating partnership units outstanding	2,308	2,210	2,206	2,448	2,728	2,323	2,323	2,308
Total common shares and units outstanding at end of period	146,451	147,144	147,264	147,523	142,167	142,447	144,334	145,398
Valuation - Common shares and operating partnership units outstanding	$1,698,832	$1,606,812	$1,435,824	$1,380,815	$1,452,947	$1,455,808	$1,525,610	$1,612,464
Preferred shares	382,962	297,948	297,934	297,925	282,074	282,074	288,976	288,878
Total consolidated debt (end of period)	1,564,730	1,725,438	1,749,496	1,847,903	1,177,949	1,468,653	1,476,639	1,484,774
Total market capitalization	$3,646,524	$3,630,198	$3,483,254	$3,526,643	$2,912,970	$3,206,535	$3,291,225	$3,386,116
Debt / Market capitalization	42.9%	47.5%	50.2%	52.4%	40.4%	45.8%	44.9%	43.8%
Debt / Market capitalization including pro-rata share of unconsolidated entities	45.0%	48.0%	50.7%	52.8%	43.5%	47.9%	47.1%	46.1%

		2013
Credit Facility Debt Covenant Requirements (1):	Facility Requirements	Dec. 31
Maximum Corporate Debt to Total Asset Value	60.0%	51.0%
Minimum Interest Coverage Ratio	1.75 x	2.66 x
Minimum Fixed Charge Coverage Ratio	1.50 x	1.82 x
Maximum Recourse Debt	10.0%	4.1%

(1) Covenant requirements reflect the February 2014 amendment to the Credit Facility.

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Dec. 31,	Dec. 31,	Interest Rates
Fixed Rate:	2013	2012	2013	2012	Interest Terms	Payment Terms	Balloon Pmt. at Maturity	Initial/Final Maturity
The Mall at Fairfield Commons	$94,876	$97,285	5.45%	5.45%		(a)	$92,762	November 1, 2014
The Outlet Collection | Seattle	51,611	53,018	7.54%	7.54%	(i)	(a)	$49,969	(e)
Merritt Square Mall	54,359	55,205	5.35%	5.35%		(a)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	66,663	67,778	4.91%	4.91%		(a)	$64,577	October 1, 2015
Pearlridge Center	174,774	175,000	4.60%	4.60%		(a)	$169,551	November 1, 2015
River Valley Mall	46,608	47,378	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall	40,150	40,791	5.87%	5.87%		(a)	$38,057	December 11, 2016
The Mall at Johnson City	52,940	53,573	6.76%	6.76%		(a)	$47,768	May 6, 2020
Grand Central Mall	43,141	43,730	6.05%	6.05%		(a)	$38,307	July 6, 2020
The Outlet Collection | Jersey Gardens	350,000	—	3.83%	—		(b)	$350,000	November 1, 2020
Ashland Town Center	40,577	41,223	4.90%	4.90%		(a)	$34,569	July 6, 2021
Dayton Mall	82,000	82,000	4.57%	4.57%		(d)	$75,241	September 1, 2022
Polaris Fashion Place	225,000	—	3.90%	—		(f)	$203,576	March 1, 2025
Arbor Hills	25,500	—	4.27%	—		(q)	$20,949	(k)
Town Center Plaza	74,873	76,057	5.00%	5.00%		(a)	$52,465	(j)
Town Center Crossing	37,305	37,948	4.25%	4.25%		(a)	$25,820	(j)
University Park Village	55,000	—	3.85%	—		(g)	$45,977	May 1, 2028
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(c)	$19,000	November 1, 2028
	1,594,377	949,986
Variable Rate:
Town Square at Surprise	—	3,592	—	5.50%
Scottsdale Quarter	130,000	130,000	3.27%	3.28%	(h)	(b)	$130,000	(l)
WestShore Plaza	119,600	—	3.65%	—	(o)	(b)	$119,600	(p)
	249,600	133,592
Other:
Fair Value Adjustment - Merritt Square Mall	(437)	(699)
Fair Value Adjustment - Pearlridge Center	3,033	4,687
Extinguished Debt	—	312,208		(m)
Total Mortgage Notes Payable	$1,846,573	$1,399,774
Mortgage Note Payable Associated with Property Held-for-Sale:
Town Square at Surprise	$1,330	$—	5.50%	—	(n)	(a)	$1,268	December 31, 2014

(a)	The loan requires monthly payments of principal and interest.

(b)	The loan requires monthly payments of interest only.

(c)	The bonds require semi-annual payments of interest only.

(d)	The loan requires monthly payments of interest only until October 2017. Thereafter, monthly payments of principal and interest are required.

(e)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.

(f)	The loan requires monthly payments of interest only until April 2020. Thereafter, monthly payments of principal and interest are required.

(g)	The loan requires monthly payments of interest only until May 2020. Thereafter, monthly payments of principal and interest are required.

(h)	$105,000 was fixed through a swap agreement at a rate of 3.14% at December 31, 2013 and the remaining $25,000 incurs interest at an average rate of LIBOR plus 3.65%.

(i)	Interest rate escalates after optional prepayment date.

(j)	The loans for Town Center Plaza and Town Center Crossing are cross-collateralized and have a call date of February 1, 2027.

(k)	The loan has a call date of January 1, 2026.

(l)	The loan matures May 22, 2015, however, a portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(m)	Interest rates ranging from 3.11% to 5.24% at December 31, 2012.

(n)	Interest rate is the greater of 5.50% or LIBOR plus 4.00%.

(o)	Debt consists of two notes with average interest rate equal to the greater of 3.65% or LIBOR plus 3.15%. The rate has been capped at 7.15%.

(p)	The loan matures October 1, 2015, however, the loan may be extended for two years subject to certain loan extension fees and conditions.

(q)	The loan requires primarily monthly payments of interest only until February 2017. Thereafter, monthly payments of principal and interest are required.

TOTAL DEBT MATURITIES SCHEDULE (CONSOLIDATED AND PRO-RATA SHARE OF UNCONSOLIDATED DEBT)
(dollars in thousands)

					Principal Payments - Assumes Exercise of Extension Options
Description	Initial Maturity	Extension Option (d)	Interest Rate	Balance 12/31/2013	2014	2015	2016	2017	2018	2019+
Consolidated Properties
The Mall at Fairfield Commons	11/2014		5.45%	$94,876	$94,876
Town Square at Surprise (g)	12/2014		5.50%	1,330	1,330
The Outlet Collection | Seattle	02/2015		7.54%	51,611	1,517	$50,094
Scottsdale Quarter (a)	05/2015	(b)	3.27%	130,000	—	130,000
Merritt Square Mall	09/2015		5.35%	54,359	889	53,470
Scottsdale Quarter Fee Interest	10/2015		4.91%	66,663	1,171	65,492
WestShore Plaza (e)	10/2015	10/2017	3.65%	119,600	—	—	$—	$119,600
Pearlridge Center	11/2015		4.60%	174,774	2,671	172,103
River Valley Mall	01/2016		5.65%	46,608	815	863	44,930
Weberstown Mall	06/2016		5.90%	60,000	—	—	60,000
Eastland Mall	12/2016		5.87%	40,150	680	722	38,748
The Mall at Johnson City	05/2020		6.76%	52,940	677	726	766	830	$889	$49,052
Grand Central Mall	07/2020		6.05%	43,141	626	665	700	751	799	39,600
The Outlet Collection | Jersey Gardens	11/2020		3.83%	350,000	—	—	—	—	—	350,000
Ashland Town Center	07/2021		4.90%	40,577	679	714	744	788	827	36,825
Dayton Mall	09/2022		4.57%	82,000	—	—	—	311	1,268	80,421
Polaris Fashion Place	03/2025		3.90%	225,000	—	—	—	—	—	225,000
Arbor Hills	01/2026		4.27%	25,500	—	1	1	393	445	24,660
Town Center Plaza	02/2027		5.00%	74,873	1,245	1,309	1,375	1,446	1,520	67,978
Town Center Crossing	02/2027		4.25%	37,305	671	700	730	760	795	33,649
University Park Village	05/2028		3.85%	55,000	—	—	—	—	—	55,000
Tax Exempt Bonds	11/2028		6.00%	19,000	—	—	—	—	—	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(437)	(262)	(175)
Fair Value Adjustment Amortization - Pearlridge Center				3,033	1,654	1,379
Subtotal (c)				1,847,903	109,239	478,063	147,994	124,879	6,543	981,185
Credit Facility (Unsecured) (h)	02/2017	02/2018	2.12%	—	—	—	—	—	—	—
Total Consolidated Maturities				$1,847,903	$109,239	$478,063	$147,994	$124,879	$6,543	$981,185

Unconsolidated Properties
Puente Hills Mall (f)	07/2017		4.50%	$60,000	$—	$—	$—	$60,000
Pro-Rata Share of Unconsolidated Maturities				$31,200	$—	$—	$—	$31,200	$—	$—
Total Consolidated Maturities and Pro-rata Share of Unconsolidated Maturities				$1,879,103	$109,239	$478,063	$147,994	$156,079	$6,543	$981,185

(a)	$105,000 of the loan has been fixed through an interest rate swap agreement and the remaining $25,000 incurs interest at an average rate of LIBOR plus 3.65%.

(b)	A portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(c)	Weighted average interest rate for the fixed rate mortgage debt was 4.70% as of December 31, 2013 with an initial weighted average maturity of 6.2 years when considering available extension options.

(d)
Loans may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

(e)	Debt consists of two notes with average interest rate equal to the greater of 3.65% or LIBOR plus 3.15%. The rate has been capped at 7.15%.

(f)	The loan requires monthly payments of interest only.

(g)	Town Square at Surprise is held-for-sale as of December 31, 2013.

(h)
In February 2014, the Company closed on an amendment to the Credit Facility that extended the maturity date to February 2018 with an additional one-year extension option that would extend the final maturity date to February 2019.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics

Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Core Malls (2)
Mall Anchors	96.3%	96.1%	97.1%	96.6%	96.6%
Mall Non-Anchors	94.7%	93.3%	91.0%	90.5%	93.2%
Total Occupancy	95.6%	95.0%	94.7%	94.2%	95.3%

Occupancy Cost (3)	10.4%	10.3%	10.4%	10.5%	10.8%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2)	Includes the Company's joint venture malls.

(3)	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)

The following table summarizes the new and renewal lease activity by type for the twelve months ended December 31, 2013:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Renewal Leases	Total
Mall Anchors	232,484	318,738	551,222	$14.05	$8.77	$10.72
Mall Non-Anchors	334,550	716,074	1,050,624	$29.11	$31.11	$30.44

The following table summarizes the new and renewal lease activity and the comparative prior rents for the three and twelve months ended December 31, 2013, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Prior Tenants	Renewal Leases	Prior Rent	Total New/Renewal	Total Prior Tenants/Rent	Percent Change in Base Rent
Three months ended December 31, 2013
Mall Anchors	—	113,072	113,072	$—	$—	$8.86	$7.76	$8.86	$7.76	14%
Mall Non-Anchors	22,968	125,990	148,958	$55.69	$44.97	$35.29	$31.79	$38.44	$33.82	14%
Twelve months ended December 31, 2013
Mall Anchors	100,000	163,781	263,781	$16.23	$20.25	$11.16	$9.76	$13.08	$13.74	-5%
Mall Non-Anchors	149,191	455,375	604,566	$33.45	$27.85	$33.89	$30.04	$33.78	$29.50	15%

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of December 31, 2013

TIER 1	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Dec. 2013	Avg. Mall Store Sales PSF (1) Dec. 2012	Total Mall Occupancy 12/31/13	Total Mall Occupancy 12/31/12	% of Mall Portfolio NOI (2)
(Malls with highly productive tenant sales)	Arbor Hills (JV)	Ann Arbor, MI	>100	87,395	N/A	N/A	83.1%	N/A
	Ashland Town Center	Ashland, KY	>100	434,480	$404	$396	99.1%	100.0%
	Dayton Mall	Dayton, OH	71	1,436,325	$316	$313	98.9%	95.0%
	Eastland Mall	Columbus, OH	32	999,049	$331	$359	76.0%	74.7%
	Grand Central Mall	Parkersburg, WV	>100	848,609	$333	$333	98.1%	98.3%
	Lloyd Center (JV) (5)	Portland, OR	23	—	N/A	$346	N/A	97.4%
	Malibu Lumber Yard	Malibu, CA	2	31,403	$822	$1,188	78.7%	89.0%
	Mall at Fairfield Commons	Dayton, OH	71	1,119,782	$338	$356	99.1%	97.8%
	Mall at Johnson City	Johnson City, TN	>100	570,919	$402	$426	99.3%	99.1%
	Merritt Square Mall	Merritt Island, FL	98	810,512	$355	$353	98.2%	96.4%
	Morgantown Mall	Morgantown, WV	>100	555,489	$358	$371	99.9%	99.6%
	Northtown Mall	Minneapolis, MN	16	589,829	$366	$382	96.1%	94.6%
	Outlet Collection | Jersey Gardens	Elizabeth, NJ	1	1,307,211	$788	$688	100.0%	100.0%
	Pearlridge Center	Honolulu, HI	54	1,141,692	$507	$511	95.6%	97.8%
	Polaris Fashion Place	Columbus, OH	32	1,437,984	$515	$529	99.8%	100.0%
	River Valley Mall	Lancaster, OH	>100	496,078	$335	$311	96.6%	83.7%
	Scottsdale Quarter	Scottsdale, AZ	13	543,344	$841	$1,019	92.7%	88.5%
	Town Center Plaza (4)	Leawood, KS	30	608,065	$539	$588	93.4%	93.3%
	University Park Village	Fort Worth, TX	4	173,358	$821	N/A	100.0%	N/A
	Weberstown Mall	Stockton, CA	76	855,799	$448	$419	99.9%	99.4%
	WestShore Plaza	Tampa, FL	18	1,077,074	$389	$405	89.1%	98.2%
				15,124,397	$502	$472	95.9%	95.6%	91%

TIER 2	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Dec. 2013	Avg. Mall Store Sales PSF (1) Dec. 2012	Total Mall Occupancy 12/31/13	Total Mall Occupancy 12/31/12	% of Mall Portfolio NOI (2)
(Malls with moderately productive tenant sales)	Colonial Park Mall	Harrisburg, PA	96	739,056	$256	$280	99.3%	99.3%
	Indian Mound Mall	Heath, OH	>100	557,030	$242	$208	83.0%	81.8%
	New Towne Mall	New Philadelphia, OH	>100	511,375	$278	$267	99.1%	97.6%
	Outlet Collection | Seattle	Seattle, WA	15	916,756	$287	$254	94.0%	92.8%
	Puente Hills Mall (JV)	City of Industry, CA	2	1,107,820	$292	$274	95.4%	94.7%
	Tulsa Promenade (JV) (5)	Tulsa, OK	54	—	N/A	$295	N/A	96.2%
				3,832,037	$272	$265	94.5%	94.2%	9%
TOTAL MALL ASSETS				18,956,434	$468	$435	95.6%	95.3%

(1)	Sales for in-line stores with less than 10,000 square feet.

(2)	Based on net operating income for the twelve months ended December 31, 2013 (pro-rata share for JV Malls).

(3)	Included in the total GLA is 4,248,470 sf which is owned by the tenants.

(4)	Included in the square footage amount is the square footage for both Town Center Plaza and Town Center Crossing.

(5)	Property was sold in 2013, therefore only included in 2012 amounts.

SUMMARY OF SIGNIFICANT TENANTS
As of December 31, 2013

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Annualized Minimum Rent	% of Total Annualized Minimum Rent
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret, Victoria's Secret Sport	50	215,741	$5,785,540	2.4%
Gap, Inc.	Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Old Navy	26	300,262	5,602,437	2.3%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Crazy 8, Guitar Center, Gymboree, Janie & Jack	24	440,960	4,769,919	2.0%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	36	157,980	4,451,676	1.8%
AMC Entertainment, Inc.		2	148,344	4,269,000	1.8%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Ostermans' Jewelry	31	56,828	4,219,723	1.7%
Sears Holding Corp. (1)	K-Mart, Sears	17	2,385,354	3,696,801	1.5%
The Bon-Ton Stores, Inc.	Bon-Ton, Elder Beerman, Herbergers	12	1,133,574	3,437,823	1.4%
JCPenney Company, Inc. (1)		14	1,698,591	3,215,532	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	16	99,547	3,007,370	1.2%
Forever 21, Inc.		8	182,854	3,003,081	1.2%
Genesco, Inc.	Buckeye Corner, Hat World, Johnston & Murphy, Journeys, Lids, Shi, Underground Station	45	74,785	2,990,735	1.2%
William-Sonoma, Inc.	Pottery Barn, Pottery Barn Kids, West Elm, William-Sonoma	11	95,831	2,945,749	1.2%
Luxottica Group	Apex, Lenscrafters, Lenscrafters Optique, Oakley, Pearle Vision, Shaded, Sunglass Hut, Watch Station	33	78,917	2,698,618	1.1%
Dick's Sporting Goods		6	282,244	2,652,500	1.1%
Ascena Retail Group, Inc.	Dress Barn, Justice, Lane Bryant, Maurice's, Brother's	33	172,268	2,512,902	1.0%

Total tenants representing > 1.0%		364	7,524,080	$59,259,406	24.2%

Note:  Information includes wholly-owned and joint venture properties.
(1) Does not include the associated auto centers.

TOP 10 REGIONAL MALL TENANTS
As of December 31, 2013

Mall Stores (ranked by percent of total minimum mall rents)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Annualized Minimum Mall Rents
Limited Brands, Inc.	50	215,741	$5,785,540	2.4%
Foot Locker, Inc.	36	157,980	$4,451,676	1.9%
Gap, Inc.	23	237,953	$4,377,031	1.8%
Signet Jewelers, Ltd.	31	56,828	$4,219,723	1.8%
American Eagle Outfitters, Inc.	16	99,547	$3,007,370	1.3%
Genesco, Inc.	45	74,785	$2,990,735	1.2%
William-Sonoma, Inc.	11	95,831	$2,945,749	1.2%
Luxottica Group	33	78,917	$2,698,618	1.1%
Ascena Retail Group, Inc.	33	172,268	$2,512,902	1.0%
Finish Line, Inc.	16	90,702	$2,219,852	0.9%

Mall Anchors (ranked by total GLA)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Mall GLA
Sears Holding Corp.	16	2,250,687	$2,552,131	11.9%
JCPenney Company, Inc.	14	1,698,591	$3,215,532	9.0%
Macy's, Inc.	9	1,490,536	$403,851	7.9%
The Bon-Ton Stores, Inc.	11	1,126,171	$3,433,419	5.9%
Belk, Inc.	6	416,131	$1,856,852	2.2%
Bain Capital, LLC	5	390,950	$3,487,562	2.1%
Dillard's	2	292,997	$—	1.5%
Dick's Sporting Goods, Inc.	5	279,000	$2,646,500	1.5%
Boscov's Department Store, LLC	1	182,609	$—	1.0%
Wal-Mart Stores, Inc.	1	154,154	$800,004	0.8%

Note:  Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of December 31, 2013

Total Portfolio

Lease Expiration Year	Number of Leases	Anchor Square Feet of GLA Expiring	Non-Anchor Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Percent of Occupied GLA Represented by Expiring Leases	Anchor Annualized Base Rents Expiring	Non-Anchor Annualized Base Rents Expiring	Total Annualized Base Rents Expiring	Anchor Annualized Base Rents/ Square Foot Expiring (1)	Non-Anchor Annualized Base Rents/ Square Foot Expiring (1)	Percent of Annualized Base Rents Represented by Expiring Leases
2014	597	277,657	1,454,250	1,731,907	9.4%	$2,873,717	$32,382,577	$35,256,294	$10.35	$25.14	14.6%
2015	418	1,035,575	1,069,712	2,105,287	11.4%	7,525,693	23,559,755	31,085,448	$7.27	$26.74	12.9%
2016	309	930,911	819,748	1,750,659	9.5%	6,017,616	21,028,978	27,046,594	$7.03	$28.50	11.2%
2017	220	997,851	651,494	1,649,345	8.9%	5,665,184	16,949,103	22,614,287	$5.68	$28.91	9.4%
2018	186	867,974	667,796	1,535,770	8.3%	4,376,779	18,892,264	23,269,043	$5.04	$29.85	9.6%
Thereafter	683	7,050,199	2,619,144	9,669,343	52.5%	28,943,804	73,626,122	102,569,926	$9.15	$31.05	42.3%
	2,413	11,160,167	7,282,144	18,442,311	100.0%	$55,402,793	$186,438,799	$241,841,592	$7.70	$28.69	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.

Note:  Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended December 31, 2013			Three months ended December 31, 2012
	Consolidated Properties 2013	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2012	Unconsolidated Joint Venture Proportionate Share	Total
Development projects	$26	$—	$26	$353	$—	$353
Redevelopment and renovation projects	$11,696	$—	$11,696	$10,384	$339	$10,723
Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$6,600	$3	$6,603	$1,836	$1,041	$2,877
Non-Anchor stores	5,092	7	5,099	5,091	308	5,399
Operational capital expenditures	9,922	40	9,962	4,522	290	4,812
Total Property Capital Expenditures	$21,614	$50	$21,664	$11,449	$1,639	$13,088

	Twelve months ended December 31, 2013			Twelve months ended December 31, 2012
	Consolidated Properties 2013	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2012	Unconsolidated Joint Venture Proportionate Share	Total
Development projects	$1,402	$—	$1,402	$7,291	$—	$7,291
Redevelopment and renovation projects	$48,563	$322	$48,885	$34,889	$415	$35,304
Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$16,310	$1,543	$17,853	$11,604	$4,185	$15,789
Non-Anchor stores	14,865	1,159	16,024	15,997	904	16,901
Operational capital expenditures	13,783	199	13,982	9,172	707	9,879
Total Property Capital Expenditures	$44,958	$2,901	$47,859	$36,773	$5,796	$42,569

DEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Estimated Total Project Costs (1)	Project Costs Incurred thru 12/31/2013 (1)	Opening Date	Estimated Project Yield
PROPERTY DEVELOPMENT:

Scottsdale Quarter - Phase III Scottsdale, Arizona	Multi-use addition to existing center	To Be Determined	$16,900	2015/2016	To Be Determined

ANCHOR RE-TENANTING:

Three New H&M Stores Dayton, Ohio and Stockton, California	New stores at Dayton Mall, Mall at Fairfield Commons, and Weberstown Mall	$8,000	$—	Fall-2014	8% - 9%

WestShore Plaza Tampa, Florida	Dick's Sporting Goods - Two-story prototype store featuring Field & Stream concept	$11,000	$8,500	Fall-2014	15%

University Park Village Fort Worth, Texas	Convert former anchor space into five first to market in-line specialty stores	$3,200	$—	Holiday-2014	19%

River Valley Mall Lancaster, Ohio	New 10-screen Cinemark theatre	$6,300	$1,000	Holiday-2014	9%

(1) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.